SCHEDULE 14A
 (RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Apple Hospitality REIT, Inc.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 12, 2016

Meeting Information
APPLE HOSPITALITY REIT INC	Meeting Type: Annual Meeting
For holders as of: March 18, 2016
	Date: May 12, 2016	Time: 11:00 AM EDT
Location: Marriott
500 East Broad Street
Richmond, VA 23219

APPLE HOSPITALITY REIT INC 814 EAST MAIN STREET RICHMOND,VA 23219	You are receiving this communication because you hold
shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of
the more complete proxy materials that are available to you
on the Internet. You may view the proxy materials online at
www.proxyvote.com or easily request a paper copy (see
reverse side).

We encourage you to access and review all of the important
information contained in the proxy materials before voting.

See the reverse side of this notice to obtain
proxy materials and voting instructions.

 — Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement        2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow Ò	XXXX XXXX XXXX XXXX	(located on the
following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If  you  want to receive  a  paper  or e-mail  copy of  these  documents,  you  must  request  one. There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:
1) BY INTERNET:                 www.proxyvote.com
2) BY TELEPHONE:              1-800-579-1639
3) BY E-MAIL*:                     sendmaterial@proxyvote.com
*If  requesting materials  by  e-mail,  please send  a blank  e-mail  with  the  information  that  is printed  in  the  box  marked
by the arrow Ò	XXXX XXXX XXXX XXXX	(located on the following page) in the subject line.
Requests, instructions and  other  inquiries  sent  to  this e-mail address will  NOT  be  forwarded  to  your  investment advisor.  Please  make  the  request  as  instructed  above on or before April 28, 2016  to  facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote  In  Person:  Many   shareholder   meetings   have   attendance   requirements   including,   but   not   limited   to,   the
possession  of  an  attendance  ticket  issued  by  the  entity  holding the meeting. Please check  the  meeting  materials  for
any  special  requirements  for  meeting  attendance.   At  the  meeting,  you  will  need  to  request  a  ballot  to  vote  these shares.
Vote By Internet:  To  vote  now  by  Internet,  go  to  www.proxyvote.com.  Have  the  information  that  is  printed  in  the
box marked by the arrow Ò	XXXX XXXX XXXX XXXX	available and follow the instructions.
Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote
FOR the following:

1.  Election of directors

Nominees

01  Jon A. Fosheim                              02  Justin G. Knight

The Board of Directors recommends you vote FOR proposals 2, 3, 4.1, 4.2, 4.3 and 4.4

2      Approval on an advisory basis of executive compensation paid by the Company.

3      Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm to serve for 2016.

4.1   Approve an amendment to the Company's Charter to declassify the Board of Directors and provide for annual elections of directors.

4.2   Approve an amendment to the Company's Charter to require a majority vote for all Charter amendments.

4.3   Approve an amendment to the Company's Charter to eliminate the supermajority voting requirement for affiliated transactions.

4.4   Approve an amendment to the Company's Charter to eliminate provisions that are no longer applicable.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.